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                                                                   Exhibit 10.12


                                                                  Execution Copy





                                FUNDING AGREEMENT

                                      AMONG

                       ELAN PHARMA INTERNATIONAL LIMITED,

                              ELAN CORPORATION, PLC

                                       AND


                        ELAN INTERNATIONAL SERVICES, LTD.


                                       AND


                                 ATHERSYS, INC.










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                                    CONTENTS
                                    --------


CLAUSE 1    SUBSEQUENT FUNDING

CLAUSE 2    TERMINATION

CLAUSE 3    MISCELLANEOUS



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FUNDING AGREEMENT made this 21st day of October, 1999

AMONG:

(1) ELAN PHARMA INTERNATIONAL LIMITED, a private limited company incorporated under the laws of Ireland having its registered office at WIL House, Shannon Business Park, Shannon, County Clare, Ireland, and, ELAN CORPORATION, PLC, a public limited company under the laws of Ireland, and each having its registered office at Lincoln House, Lincoln Place, Dublin 2, Ireland ("collectively, ELAN");

(2) ELAN INTERNATIONAL SERVICES, LTD., an exempted limited liability company incorporated under the laws of Bermuda, and having its registered office at Clarendon House, 2 Church St., Hamilton, Bermuda ("EIS"); and

(3) ATHERSYS, INC., a corporation incorporated under the laws of Delaware and having its principal place of business at 11000 Cedar Avenue, Cleveland, Ohio 44106, United States of America ("ATHERSYS").


RECITALS:

A. EIS and Athersys have formed a Bermuda private limited company to be known as Athersys Newco Ltd., an exempt Bermuda company, incorporated on the 18th day of October, 1999 ("NEWCO").

B. Elan is beneficially entitled to the use of certain patents which have been granted or are pending in relation to Medipad Technology.

C. Athersys is beneficially entitled to the use of certain patents that have been granted or are pending in relation to its RAGE Technology.

D. As of the date hereof, Elan has entered into a license agreement with Newco, and Athersys has entered into a license agreement with Newco, in connection with the license to Newco of the Elan Intellectual Property and the Athersys Intellectual Property, respectively.

E. Elan and Athersys have agreed to co-operate in the research, development and commercialization of the Products based on their respective technologies.

F. As of the date hereof, Elan, EIS, Athersys and Newco have entered into a Subscription, Joint Development and Operating Agreement dated as of the date hereof (the "JDOA") for the purpose of recording the terms and conditions of the research, development and commercialization of the Products and governing certain aspects of the affairs of and their dealings with Newco. The parties have agreed that capitalized terms when used in these

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         Recitals and in this Agreement shall bear the same meanings as ascribed to such terms in the JDOA.

                                    CLAUSE 1

                               SUBSEQUENT FUNDING

1.1 It is estimated that Newco will require an additional U.S. $5,000,000 to commence development of the Products based upon the Athersys Intellectual Property, the Elan Intellectual Property and/or the Newco Technology (the "SUBSEQUENT FUNDING"). Within 36 months of the Closing Date, EIS and Athersys may provide to Newco, each by way of either (i) a capital contribution without the issuance of additional shares or
         (ii) a loan, as EIS and Athersys may agree, up to an aggregate maximum amount of U.S. $5,000,000, such funding to be provided on a pro rata basis in accordance with their respective ownership interest in Newco, taking into account all classes of share ownership (i.e., initially, 80.1% by Athersys and 19.9% by EIS).

1.2 The Subsequent Funding shall be provided by EIS and Athersys at such times that shall be provided for the development of the Products as provided in the Business Plan or as otherwise approved by the Newco Directors, including the Newco Director designated by EIS (or after the Exchange Right, by all of the Newco Directors designated by EIS). The Subsequent Funding shall be funded on the following terms and subject to the following conditions:

         1.2.1 The minimum amount of each disbursement of the Subsequent Funding shall be U.S.$250,000 (except in the event that an amount less than U.S.$250,000 remains available for funding, in which case such lesser amount may be funded);

         1.2.2 There shall be no Event of Default (as defined in the Convertible Note and the Senior Note) under the Convertible Note or the Senior Note on the date of the Subsequent Funding (except to the extent that any Event of Default has been waived by EIS); and

         1.2.3 Such funding shall be provided in accordance with the Business Plan and the Research and Development Plan or as otherwise approved by the Newco Board of Directors (including at least one Newco Director designated by EIS and one Newco Director designated by Athersys); and

         1.2.4 Such funding shall be subject to the receipt by Elan or EIS of any required approvals under the Mergers and Takeovers (Control) Acts 1978-1996 (the "IRISH MERGERS ACT").

1.3 In the event that Elan or EIS is unable to obtain any required approval under the Irish Mergers Act within 45 days after a determination of the necessity of such funding by the Newco Directors, the parties hereto shall work together in good faith, each in its sole discretion, to agree on an alternative funding mechanism.

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1.4      Each request for Subsequent Funding shall be delivered from Newco to each of Athersys and EIS, which notice shall set forth:

         (i) the amount of the Subsequent Funding requested and the portion of such amount to be contributed or lent, as the case may be, by each of Athersys and EIS;

         (ii) the date requested to fund such amount (which date (A) shall not be fewer than 15 days following the date of the request for such subsequent Funding and (B) with respect to Athersys, shall not be a date earlier than Athersys receives a disbursement under the Note to permit funding of its share of the Subsequent Funding, if applicable); and

         (iii) a reasonably detailed narrative and summary of the uses and application thereof.

1.5 Subject to the following paragraph, the first available net income received by Newco, in respect of amounts, if any of third party licensing fees, royalties, milestone payments or other amounts thereafter in respect of the marketing or licensing of products and/or intellectual property, shall be repaid or distributed to Athersys and EIS in proportion to their respective equity interests in Newco until such time as the full amounts of the Subsequent Funding have been repaid or distributed to Athersys and EIS. Such amounts shall be repaid or distributed at such time or times as approved by the Newco Board of Directors (including the approval of at least one Newco Director designated by EIS and one Newco Director designated by Athersys).

         In the event that EIS exercises its right to convert the Convertible Exchangeable Preferred Stock rather than exercising the Exchange Right, then, in such event, the net income in respect of amounts, if any, of third party licensing fees, royalties, milestone payments or other amounts received by Newco thereafter in respect of the marketing or licensing of products and/or intellectual property, shall be applied to
         (w) repayment of the Subsequent Funding or distribution of the full amounts thereunder to Athersys and EIS, as the case may be, (x) as to the next U.S. $15,000,000 of such net income, 100% to Athersys, and (y) as to any amounts in excess of (w) and (x), above, to the parties in proportion to their respective equity interests in Newco. Such amounts shall be distributed at such time or times that the Newco Board of Directors (with the approval of at least one Newco Director designated by EIS and one Newco Director designated by Athersys) shall deem to be appropriate.


                                    CLAUSE 2

                                   TERMINATION

2.1 This Agreement shall govern the funding methodology of EIS and Athersys with respect to Newco until (i) terminated by written agreement of all parties hereto or (ii) all of the Subsequent Funding amounts due under this Agreement have been repaid or distributed, as

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         the case may be.


                                    CLAUSE 3

                                  MISCELLANEOUS

3.1      GOOD FAITH:
         -----------

         Each of the parties hereto undertakes with the others to do all things reasonably within its power that are necessary or desirable to give effect to the spirit and intent of this Agreement.

3.2      FURTHER ASSURANCE:
         ------------------

         At the request of any of the parties, the other party or parties shall (and shall use reasonable efforts to procure that any other necessary parties shall) execute and perform all such documents, acts and things as may reasonably be required subsequent to the signing of this Agreement for assuring to or vesting in the requesting party the full benefit of the terms hereof.

3.3      RELIANCE ON REPRESENTATIONS AND WARRANTIES:
         -------------------------------------------

         Each of the parties hereto hereby acknowledges that in entering into this Agreement it has not relied on any representation or warranty except as expressly set forth herein or in any document referred to herein.

3.4      FORCE MAJEURE:
         --------------

         Neither party to this Agreement shall be liable for delay in the performance of any of its obligations hereunder if such delay is caused by or results from causes beyond its reasonable control, including without limitation, acts of God, fires, strikes, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances or intervention of any relevant government authority, but any such delay or failure shall be remedied by such party as soon as practicable.

3.5      RELATIONSHIP OF THE PARTIES:
         ----------------------------

         Nothing contained in this Agreement is intended or is to be construed to constitute Elan or EIS, on one hand, and Athersys, on the other hand, as partners, or Elan or EIS as an employee or agent of Athersys, or Athersys as an employee or agent of Elan or EIS.

         No party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of another party or to bind another party to any contract, agreement or undertaking with any third party.

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3.6      COUNTERPARTS:
         -------------

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement may be signed and delivered to the other party by facsimile transmission; such transmission shall be deemed a valid signature.


3.7      NOTICES:
         --------

         All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission, addressed as follows:

         Elan at:

         Lincoln House, Lincoln Place, Dublin 2
         Ireland
         Attention:  Vice President & General Counsel
         Elan Pharmaceutical Technologies,
         a division of Elan Corporation, plc
         Telephone:        353-1-709-4000
         Fax:              353-1-709-4124

         with a copy to:

         Brock Silverstein LLC
         800 Third Avenue, 21st Floor
         New York, NY 10022
         Attention:  David Robbins, Esq.
         Telephone         212-371-2000
         Fax:              212-371-5500

         EIS at:

         Elan International Services, Ltd.
         102 St. James Court
         Flatts, Smiths FL04
         Bermuda
         Attention:  President
         Telephone:        441-292-9169
         Fax:              441-292-2224

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         with a copy to:

         Brock Silverstein LLC
         800 Third Avenue, 21st Floor
         New York, NY 10022
         Attention:  David Robbins, Esq.
         Telephone         212-371-2000
         Fax:              212-371-5500

         Athersys at:

         11000 Cedar Avenue
         Cleveland, Ohio  44106
         Attention:  President and Chief Executive Officer
         Telephone: (216) 231-9911
         Facsimile:  (216) 231-0905

         with a copy to:

         Jones, Day, Reavis & Pogue
         901 Lakeside Avenue
         Cleveland, Ohio  44114
         Attention:  Christopher M. Kelly, Esq.
         Telephone:        216-586-3939
         Fax:              216-579-0212

         Each party, by written notice given to the other in accordance with this Section 3.7 may change the address to which notices, other communication or documents are to be sent to such party. All notices, other communications or documents shall be deemed to have been duly given when received. Any such notice or communication shall be deemed to have been effectively given, (a) in the case of personal delivery, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the second business day after the date when sent,
         (c) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted, and (d) in the case of facsimile transmission, on the date of transmission.

3.8      GOVERNING LAW:
         --------------

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws. Any dispute hereunder shall be adjudicated in a forum set forth in the JDOA.

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3.9      SEVERABILITY:
         -------------

         In case any provision of this Agreement is deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

3.10     AMENDMENTS:
         -----------

         This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company and EIS.

3.11     WAIVER:
         -------

         No waiver of any right under this Agreement shall be deemed effective unless contained in a written document signed by the party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any future breach or failure to perform or of any other right arising under this Agreement.

3.12     ASSIGNMENT:
         -----------

         None of the parties shall be permitted to assign its rights or obligations hereunder without the prior written consent of the other parties except as follows:

         3.12.1 Elan, EIS and/or Athersys shall have the right to assign their rights and obligations hereunder to their respective Affiliates, PROVIDED, HOWEVER, that such assignment does not result in adverse tax consequences for any other parties PROVIDED, HOWEVER, that the assigning party shall remain liable for its obligations hereunder after such assignment

         3.12.2 Elan and EIS shall have the right to assign their rights hereunder to a special purpose financing or similar vehicle established by Elan or EIS; PROVIDED, HOWEVER, that the assigning party shall remain liable for its obligations hereunder after such assignment.

         3.12.3 Elan, EIS and/or Athersys shall have the right to assign or otherwise transfer their rights and obligations hereunder in connection with a sale of all or substantially all of the business of such party, whether by merger, sale of stock, sale of assets or otherwise.

3.13     ENTIRE AGREEMENT:
         -----------------

         This Agreement, the Confidentiality Agreement and the other Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede and terminate all prior agreement and understanding among the parties with respect thereto.


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3.14     SUCCESSORS:
         -----------

         This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns

3.15     EXPENSES:
         ---------

         Each of the parties shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated hereby.

3.16     HEADINGS; REFERENCES:
         ---------------------

         The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement. Unless the context requires otherwise, references to "Sections" in this Agreement are references to Section of this Agreement.


                         [SIGNATURES ON FOLLOWING PAGE]


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                  IN WITNESS WHEREOF, the parties hereto have caused their
respective duly authorized representatives to have executed this Funding Agreement on the day first set forth above.

                                               SIGNED

                                               BY: /s/ Kevin Insley
                                                  -----------------------

                                               for and on behalf of
                                               ELAN PHARMA INTERNATIONAL LIMITED

in the presence of: /s/ Kim Burgess
                    ---------------


                                               SIGNED

                                               BY: /s/ Kevin Insley
                                                  -----------------------

                                               for and on behalf of
                                               ELAN CORPORATION, plc

in the presence of: /s/ Kim Burgess
                    ---------------

                                               SIGNED

                                               BY: /s/ Kevin Insley
                                                  -----------------------

                                               for and on behalf of
                                               ELAN INTERNATIONAL SERVICES, LTD.

in the presence of: /s/ Kim Burgess
                    ---------------


                                               SIGNED

                                               BY: /s/ Gil Van Bokkelen
                                                  -----------------------

                                               for and on behalf of
                                               ATHERSYS, INC.

in the presence of: /s/ James J. Kovach
                   --------------------